                                                           Exhibit 23.3


                    CONSENTS OF PERSONS NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 under the Securities Act of 1933, as amended
(the "Act"), the undersigned each hereby consent to the use of their name and any references to them as a person to become a director of Lab Holdings, Inc., a Missouri corporation (the name of which is to be changed to LabONE, Inc., the "Company"), in the Joint Proxy Statement/Prospectus constituting a part of the Company's Registration Statement on Form S-4, Registration
No. 333-76131 which has been filed with the Securities and Exchange Commission pursuant to the Act, and in any future amendments thereto.

        This consent may be executed in counterparts, each of which will be deemed an original.

                  Name                      Signature                    Date
        W. THOMAS GRANT II       S/ W. T. GRANT                      JUNE 17, 1999
                                 -------------------

        JOSEPH H. BREWER, M.D.   S/ JOSEPH H. BREWER                 JUNE 25, 1999
                                 -------------------

        WILLIAM D. GRANT, CLU    S/ WILLIAM D. GRANT                 JUNE 15, 1999
                                 -------------------

        RICHARD A. RIFKIND, M.D. S/ RICHARD A. RIFKIND               JUNE 23, 1999
                                 -------------------

        RICHARD S. SCHWEIKER     S/ RICHARD S. SCHWEIKER             JUNE 17, 1999
                                 -----------------------

        JAMES R. SEWARD          S/ JAMES R. SEWARD                  JUNE 15, 1999
                                 -------------------

        ROBERT D. THOMPSON       S/ ROBERT D. THOMPSON               JUNE 18, 1999
                                 ---------------------

        JOHN E. WALKER           S/ JOHN E. WALKER                   JUNE 15, 1999
                                 -------------------

        R. DENNIS WRIGHT, ESQ    S/ R DENNIS WRIGHT                  JUNE 16, 1999
                                 -------------------

        PETER C. BROWN           S/ PETER C. BROWN                   JUNE 15, 1999
                                 -------------------

        CHESTER B. VANATTA       S/ CHESTER B. VANATTA               JUNE 28, 1999
                                 ---------------------

        JANET M. STALLMEYER      S/ JANET M. STALLMEYER              JUNE 18, 1999
                                 ----------------------
